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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 9, 2002
               (Date of Earliest Event Reported: October 9, 2002)




                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)



         Delaware                      1-14365                   76-0568816
(State or other jurisdiction    (Commission File Number)     ( I.R.S. Employer
     of incorporation)                                       Identification No.)



                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2600

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Item 5.       Other Events

              This Current Report on Form 8-K includes the Computation of our Ratio of Earnings to Fixed Charges for the five years ended December 31, 2001, and for the six months ended June 30, 2002 and 2001.


Item 7.       Financial Statements and Exhibits

              c)  Exhibits.

                  Exhibit Number                    Description
                  --------------                    -----------
                       12.1              Computation of Ratio of Earnings to
                                         Fixed Charges

                                      -2-

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    EL PASO CORPORATION



                                    By:     /s/  Jeffrey I. Beason
                                       ------------------------------------
                                                Jeffrey I. Beason
                                       Senior Vice President and Controller
                                           (Principal Accounting Officer)


Date:  October 9, 2002

                                      -3-

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                                  EXHIBIT INDEX

Exhibit Number                            Description
--------------                            -----------
    12.1                Computation of Ratio of Earnings to Fixed Charges
